EXECUTION COPY

                      GREENWICH CAPITAL ACCEPTANCE, INC.,

                                 as Purchaser



                                      and




                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,


                                   as Seller





                       MORTGAGE LOAN PURCHASE AGREEMENT

                         Dated as of December 1, 2000




                        Adjustable-Rate Mortgage Loans

                     HarborView Mortgage Loan Trust 2000-2

                               Table of Contents

                                                                          Page

                                  ARTICLE I.

                           DEFINITIONS AND SCHEDULES

         Section 1.01.         Definitions........................................................................1

                                  ARTICLE II.

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

         Section 2.01.         Sale of Mortgage Loans.............................................................2
         Section 2.02.         Obligations of the Seller Upon Sale................................................2
         Section 2.03.         Payment of Purchase Price for the Mortgage Loans...................................4

                                 ARTICLE III.

              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

         Section 3.01.         Seller's Representations and Warranties Relating to the Mortgage Loans.............5
         Section 3.02.         Seller's Representations and Warranties...........................................12
         Section 3.03.         Remedies for Breach of Representations and Warranties.............................14

                                  ARTICLE IV.

                              SELLER'S COVENANTS

         Section 4.01.         Covenants of the Seller...........................................................15

                                  ARTICLE V.

                                  TERMINATION

         Section 5.01.         Termination.......................................................................19

                                  ARTICLE VI.

                           MISCELLANEOUS PROVISIONS

         Section 6.01.         Amendment.........................................................................19
         Section 6.02.         Governing Law.....................................................................19
         Section 6.03.         Notices...........................................................................19
         Section 6.04.         Severability of Provisions........................................................20
         Section 6.05.         Counterparts......................................................................20
         Section 6.06.         Further Agreements................................................................20
         Section 6.07.         Intention of the Parties..........................................................20
         Section 6.08.         Successors and Assigns: Assignment of Purchase Agreement..........................21
         Section 6.09.         Survival..........................................................................21

Schedule I:       Mortgage Loan Schedule........................................................................I-1
Schedule II:      [Reserved]...................................................................................II-1
Schedule III:     Seller's Representations and Warranties Relating to Mortgage Loans........................III-A-1



     THIS MORTGAGE LOAN PURCHASE AGREEMENT, dated as of December 1, 2000 (the "Agreement"), is made and entered into between Greenwich Capital Financial Products, Inc. (the "Seller") and Greenwich Capital Acceptance, Inc. (the "Purchaser").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the "Mortgage Notes") so indicated on Schedule I hereto referred to below, and the other documents or instruments constituting the Mortgage File (collectively, the "Mortgage Loans"); and

     WHEREAS, the Seller, as of the date hereof, owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

     WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans, including the Mortgages, to the Purchaser pursuant to the terms of this Agreement; and

     WHEREAS, pursuant to the terms of that certain Pooling and Servicing Agreement dated as of December 1, 2000 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor, the Seller, as seller, and Bankers Trust Company of California, N.A., as trustee (in such capacity, the "Trustee"), the Purchaser will convey the Mortgage Loans to HarborView Mortgage Loan Trust 2000-2 (the "Trust").

     NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

                              ARTICLE I.

                           DEFINITIONS AND SCHEDULES

     Section 1.01. Definitions. Any capitalized term used but not defined herein and below shall have the meaning assigned thereto in the Pooling and Servicing Agreement or the related Prospectus Supplement dated December 15, 2000.

                                  ARTICLE II.

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01. Sale of Mortgage Loans. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under (i) each Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest due thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date (and all principal received before the Cut-Off Date to the extent such principal relates to a Monthly Payment due after the Cut-Off
Date); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) any Additional Collateral; and (v) all proceeds of any of the foregoing.

     Section 2.02. Obligations of the Seller Upon Sale. In connection with the transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Principal Balance and such file, which forms a part of Schedule A to the Pooling and Servicing Agreement, shall also be marked as
Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

     In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee, as assignee of the Purchaser, on or before the Closing Date, the documents described in
Section 2.01 of the Pooling and Servicing Agreement.

     The Seller hereby confirms to the Purchaser and the Trustee that it has made the appropriate entries in its general accounting records, to indicate that the Mortgage Loans have been transferred to the Trustee, or a custodian appointed pursuant to the Pooling and Servicing Agreement to act on behalf of the Trustee, and that the Mortgage Loans constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

     The Purchaser hereby acknowledges its acceptance of all right, title and interest in, to and under the Mortgage Loans and other property, now existing or hereafter created, conveyed to it pursuant to Section 2.01.

     The parties hereto intend that the transaction set forth herein be a non-recourse sale by the Seller to the Purchaser of all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01. Nonetheless, in the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

     Section 2.03. Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $377,095,156.93 and to transfer to the Seller or its designee on the Closing Date the Class A-R Certificate (collectively, the "Purchase Price"). The Seller shall pay, and be billed directly for, all reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the prospectus relating to the Certificates, fees and expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Certificates, accountant's fees and expenses and the fees and expenses of the Trustee and other out-of-pocket costs, if any.

                                 ARTICLE III.

              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

     Section 3.01. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller hereby makes the representations and warranties set forth in Schedule III hereto applicable to the MLCC Originated Loans, the WAMU Originated Loans and the Bank of America Originated Loans, respectively, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or, if applicable, such other date as may be specified therein.

     Section  3.02.  Seller's  Representations  and  Warranties.   The  Seller
represents, warrants and covenants to the Purchaser as of the Closing Date or as of such other date specifically provided herein:

          (i) the Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

          (ii) the Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, and assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or laws in relation to the rights of creditors of federally insured financial institutions;

          (iii) the execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

          (iv) the Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

          (vi) the Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (vii) the Seller has good, marketable and indefeasible title to the Mortgage Loans, free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans and upon the payment of the Purchase Price by the Purchaser, the Purchaser will have good and marketable title to the Mortgage Notes and Mortgage Loans, free and clear of all liens or encumbrances;

          (viii) the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

          (ix) there are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal
(A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

          (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

          (x) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions.

     Section 3.03. Remedies for Breach of Representations and Warranties. It is understood and agreed that (i) the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and the Trustee, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File and (ii) the remedies for the breach of such representations and warranties and for the failure to deliver the documents referred to in Section 2.02 shall be as set forth in Section 2.03 of the Pooling and Servicing Agreement.

          It is understood and agreed that the representations and warranties set forth in Section 3.01 shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

                                 ARTICLE IV.

                              SELLER'S COVENANTS

     Section 4.01. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; it will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and it will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section
4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                  ARTICLE V.

                                INDEMNIFICATION

     Section 5.01. Indemnification. (a) The Seller agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, each such director and officer and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the related Prospectus Supplement, or any amendment or supplement to the related Prospectus Supplement approved in writing by the Seller or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the related Prospectus Supplement or any amendment or supplement thereto, approved in writing by the Seller, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Seller Information contained in the related Prospectus Supplement, (ii) any untrue statement or alleged untrue statement of any material fact contained in the information on any computer tape furnished to the Purchaser or any affiliate thereof by or on behalf of the Seller containing information regarding the assets of the Trust, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any information provided by the Seller to the Purchaser or any affiliate thereof, or any material omission in the information purported to be provided thereby and disseminated to any Rating Agency, Deloitte & Touche LLP or prospective investors (directly or indirectly through available information systems) in connection with the issuance, marketing or offering of the Certificates. This indemnity provision will be in addition to any liability which the Seller may otherwise have.

          (b) The Purchaser agrees to indemnify and hold harmless the Seller, each of its officers, directors and each person or entity who controls the Seller or any such person, against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the 1933 Act or otherwise, and will reimburse the Seller for any legal or other expenses incurred by the Seller, each such officer and director and such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement thereto or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement thereto, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is not contained in the Seller Information in the Prospectus Supplement. For the purposes hereof, "Seller Information" means the information in the Prospectus Supplement as follows: the first and second sentences of the first bullet point, the first sentence of the second bullet point and the first and second sentences of the third bullet point under the heading "RISK FACTORS - Certain Features of the Mortgage Loans My Result in Losses", the first paragraph under the heading "RISK FACTORS - Geographic Concentration of the Mortgage Loans", and under the headings "The MORTGAGE LOANS" and "THE SELLER AND THE ORIGINATORS - The Seller". This indemnity provision will be in addition to any liability which the Purchaser may otherwise have.

          (c)  Promptly  after  receipt by any  indemnified  party  under this
Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Article V, except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article V.

          If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article V consist of the Purchaser, or by the Seller, if the indemnified parties under this Article V consist of the Seller.

          Each indemnified party, as a condition of the indemnity provisions contained in Section 5.01(a) and (b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement. No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party, unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article V are for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity provision incurred by the Seller and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the sale of the Certificates such that the Purchaser is responsible for the lessor of (i) 0.25% thereof and (ii) 0.25% of the aggregate proceeds to the Seller from the sale of the Certificates and the Seller shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.01, each officer and director of the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Purchaser, each director and officer of the Seller and each person, if any, who controls the Seller within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Seller.

          (e) The Seller agrees to indemnify and to hold each of the Purchaser, the Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee, or any such person or entity and any Certificateholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement or (ii) arising from a breach by the Seller of its representations and warranties in Section 3.01 of this Agreement. The Seller shall immediately notify the Purchaser, the Trustee and each Certificateholder if a claim is made by a third party with respect to this Agreement. The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trustee or any such person or entity and/or any Certificateholder in respect of such claim.

                                  ARTICLE VI.

                                  TERMINATION

     Section 6.01. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

                                 ARTICLE VII.

                           MISCELLANEOUS PROVISIONS

     Section 7.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the parties hereto.

     Section 7.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (without regard to its material conflict of laws rules).

     Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

             if to the Seller:

             Greenwich Capital Financial Products, Inc.
             600 Steamboat Road
             Greenwich, Connecticut  06830
             Attention:  Legal Department


or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

             if to the Purchaser:

             Greenwich Capital Acceptance, Inc.
             600 Steamboat Road
             Greenwich, Connecticut  06830
             Attention:  Legal Department

or such other address as may hereafter be furnished to Greenwich Capital Financial Products, Inc. in writing by the Purchaser.

     Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

     Section 7.05. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, which may be transmitted by telecopier each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

     Section 7.06. Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Certificates representing interests in the Trust Fund, including the Mortgage Loans.

          Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of the Certificates. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with the offering of the Certificates.

     Section 7.07. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging such Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

     Section 7.08. Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue the Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 7.09. Survival. The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                     GREENWICH CAPITAL ACCEPTANCE, INC.,
                                              as Purchaser

                                     By: ____________________________________
                                         Name:
                                         Title:


                                     GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                              as Seller

                                     By: ____________________________________
                                         Name:
                                         Title:

STATE OF                       )
                               )ss.:
COUNTY OF                      )


          On the __ day of December, 2000 before me, a Notary Public in and for said State, personally appeared _____________________, known to me to be a ____________ of GREENWICH CAPITAL ACCEPTANCE, INC., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

___________________________
Notary Public

STATE OF                       )
                               )ss.:
COUNTY OF                      )


     On the __ day of December, 2000 before me, a Notary Public in and for said State, personally appeared ______________________, known to me to be a _______________ GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

___________________________
Notary Public

                                                                    SCHEDULE I

                            MORTGAGE LOAN SCHEDULE

            [See Schedule I of the Pooling and Servicing Agreement]

                                                                   SCHEDULE II

                                  [RESERVED]

                                                                  SCHEDULE III

                         SELLER'S REPRESENTATIONS AND
                            WARRANTIES RELATING TO
                                MORTGAGE LOANS

     A. Representations and Warranties of GCFP, as Seller, with Respect to the MLCC Originated Loans.
          ------------------------------------------------------------------

     Greenwich Capital Financial Products, Inc., with respect to the MLCC Originated Loans, hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor and the Trustee, as of December 18, 2000, or if so specified herein, as of December 1, 2000 (referred to in this Schedule IIIA as the "Cut-Off Date"). Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Master Mortgage Loan Purchase Agreement, dated as of May 13, 1997, as amended on December 30, 1998, between Greenwich Capital Financial Products, Inc. ("GCFP"), as purchaser, and Merrill Lynch Credit Corporation, as seller.

     Each reference to a "Mortgage Loan" in this Schedule IIIA shall mean an "MLCC Originated Loan" (as defined in the Pooling and Servicing Agreement, dated as of December 1, 2000, among GCFP, Greenwich Capital Acceptance, Inc. ("GCA") and Bankers Trust Company of California, N.A. (the "Pooling and Servicing Agreement")), and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to an MLCC Originated Loan. Each reference to the "Seller" in this Schedule IIIA shall mean GCFP, in its capacity as seller of the MLCC Originated Loans. Each reference to the "Purchaser" in this
Schedule IIIA shall mean GCA, in its capacity as purchaser of the MLCC Originated Loans. Each reference to the "Mortgage Loan Schedule" in this
Schedule IIIA shall mean the mortgage loan schedule forming Schedule I to the Pooling and Servicing Agreement, to the extent that it relates to the MLCC Originated Loans.

     (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects, and does not omit any material fact necessary to make the statements contained therein not misleading;

     (ii) As of the Cut-Off Date, the Mortgage Loan is not delinquent in payment more than 59 days and neither the Mortgage Loan nor the Additional Collateral (if applicable) has been dishonored; as of the Cut-Off Date, no more than approximately 3.41% (by principal balance) of the Mortgage Loans are delinquent in payment 30 to 59 days; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

     (iii) To the best of the Seller's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which would permit a taxing authority to initiate foreclosure proceedings against the Mortgaged Property;

     (iv) The terms of the Mortgage Note, the Mortgage, and the Additional Collateral (if applicable) have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Mortgage File, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

     (v) The Mortgagor has not asserted that the Mortgage Note, the Mortgage, or the Additional Collateral (if applicable), are subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off counterclaim or defense, including the defense of usury and to the best of the Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted by any Person other than the obligor with respect thereto;

     (vi) All buildings upon the Mortgaged Property are required to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customarily included in extended coverage in the area where the Mortgaged Property is located, pursuant to standard hazard insurance policies in an amount which is equal to the lesser of (A) the replacement cost of the improvements searing such Mortgage Loan or
(B) the principal balance owing on such Mortgage Loan. To the best knowledge of the Seller, all such standard hazard policies are in effect. On the date of origination, such standard hazard policies contained a standard mortgagee clause naming the Seller or the originator of the Mortgage Loan and their respective successors in interest as mortgagee and, to the best knowledge of the Seller, such clause is still in effect and, to the best of the Seller's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, such Mortgaged Property is covered by flood insurance. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at
Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

     (vii) At the time of origination of such Mortgage Loan and thereafter, all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with and applicable to the Mortgage Loan and the Additional Collateral have been complied with in all material respects;

     (viii) The Mortgage has not been satisfied as of the Cut-Off Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule), nor to the best of the Seller's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

     (ix) Ownership of the Mortgaged Property is held in fee simple (except for Mortgage Loans as to which the related land is held in a leasehold which extends at least five years beyond the maturity date of the Mortgage Loan). Except as permitted by the fourth sentence of this paragraph (ix), the
Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

     (x) The Mortgage Note is not subject to a third party's security interest or other rights or interest therein;

     (xi) The Mortgage Note and the related Mortgage are genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud was committed in the origination of the Mortgage Loan, and to the best of Seller's knowledge the documents, instruments and agreements submitted for loan underwriting contain no untrue statement of material fact or omit to state a material fact required to be stated or necessary to make the information and statements therein not misleading. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

     (xii) The Seller has good title to, and is the sole owner of, and the full right to transfer and sell, the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, including, to the best knowledge of the Seller, any lien, claim or other interest arising by operation of law;

     (xiii) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (ix)(1), (2) and (3) above) the Seller or the originator of the Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. To the best of the Seller's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

     (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage, the related Mortgage Note, or the Additional Collateral (if applicable) and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 60 days as of the Cut-Off Date, and the Seller has not waived any default, breach, violation or event permitting acceleration;

     (xv) As of the date of origination or purchase by the Seller there were no mechanics' or similar liens or claims which had been filed for work, labor or material (and, to the best of the Seller's knowledge, no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (xvi) All improvements subject to the Mortgage lay wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property unless acceptable to Fannie Mae pursuant to the Fannie Mae Sellers' Guide or those which are insured against by the title insurance policy referred to in paragraph (xiii) above and to the best of Seller's knowledge all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

     (xvii) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or a similar institution which at the time of origination was supervised by a federal or state authority or was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. The Mortgage contains the usual and customary provision of the originator of the Mortgage Loan at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

     (xviii) The Mortgaged Property at origination or acquisition was and, to the best of the Seller's knowledge, currently is free of material damage and waste and at origination there was, and currently is, no proceeding pending for the total or partial condemnation thereof;

     (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure, and (2) otherwise by judicial foreclosure. The Seller has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

     (xx) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

     (xxi) With respect to each Mortgage Loan, there is an appraisal on a Fannie Mae-approved form (or a narrative residential appraisal) of the related Mortgaged Property signed prior to the approval of such Mortgage Loan application by a qualified appraiser, appointed by the originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac as in effect on the date the Mortgage Loan was originated;

     (xxii) No Mortgage Loan contains "subsidized buydown" or "graduated payment" features;

     (xxiii) The Mortgaged Property is a single-family (one- to four-unit) dwelling residence erected thereon, or an individual condominium unit in a condominium, or a cooperative, or an individual unit in a planned unit development or in a de minimis planned unit development. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land;

     (xxiv) The Mortgage Loans were selected from among the outstanding adjustable rate one- to four-family mortgage loans in Seller's portfolio and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

     (xxv) The Mortgage is not in default and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or with respect to those Mortgage Loans with Escrow Accounts, an escrow of funds has been established in an amount sufficient to pay for every such item which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, or solicited any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note of date or disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the date the first installment of principal and interest were due and payable under the Mortgage Note;

     (xxvi) The Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become severely delinquent, or adversely affect the value or marketability of the Mortgage Loan;

     (xxvii) The Mortgagor has not notified the Seller, and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act; and

     (xxviii) The Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation. The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue.

     B. Representations and Warranties of GCFP, as Seller, with Respect to the WAMU Originated Loans.
          ------------------------------------------------------------------

     Greenwich Capital Financial Products, Inc., as Seller with respect to the WAMU Originated Loans, hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor and the Trustee, as of December 18, 2000, or if so specified herein, as of December 1, 2000 (referred to in this Schedule IIIB as the "Cut-Off Date"). Capitalized terms used but not otherwise defined in this Schedule IIIB shall have the meanings ascribed thereto in the Master Mortgage Loan Purchase and Servicing Agreement (the "Agreement"), dated as of October 1, 2000, as amended by the First Amendment, dated as of October 1, 2000, among Washington Mutual Bank, FA ("WMBFA"), Washington Mutual Bank and Washington Mutual Bank fsb, as sellers, WMBFA, as servicer, and Greenwich Capital Financial Products, Inc. ("GCFP"), as initial purchaser.

     Each reference to a "Mortgage Loan" in this Schedule IIIB shall mean a "WAMU Originated Loan" (as defined in the Pooling and Servicing Agreement, dated as of December 1, 2000, among GCFP, Greenwich Capital Acceptance, Inc. ("GCA") and Bankers Trust Company of California, N.A. (the "Pooling and Servicing Agreement")), and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to a WAMU Originated Loan. Each reference to the "Seller" in this Schedule IIIB shall mean GCFP, in its capacity as seller of the WAMU Originated Loans. Each reference to the "Purchaser" in this
Schedule IIIB shall mean GCA, in its capacity as purchaser of the WAMU Originated Loans. Each reference to the "Mortgage Loan Schedule" in this
Schedule IIIB shall mean the mortgage loan schedule forming Schedule I to the Pooling and Servicing Agreement, to the extent that it relates to the WAMU Originated Loans.

     (i) The information set forth in the Mortgage Loan Schedule is complete, true and correct;

     (ii) As of the Cut-Off Date, no Mortgage Loan is delinquent in payment by more than 59 days; as of the Cut-Off Date, no more than approximately 0.53% (by principal balance) of the Mortgage Loans are delinquent in payment 30 to 59 days; and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

     (iii) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

     (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

     (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

     (vi) All buildings upon the Mortgaged Property are insured by an insurer acceptable to FNMA and FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum. All such insurance policies contain a standard mortgagee clause naming the Seller or the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at
Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

     (vii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with;

     (viii) The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

     (ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

     (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

     (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person;

     (xii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

     (xiii) The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

     (xiv) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

     (xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy (which has an adjustable rate mortgage endorsement in the form of ALTA
6.0 or 6.1) acceptable to FNMA and FHLMC, issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(1) and (2) above) the Seller or the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller or the originator of the Mortgage Loan, and its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

     (xvi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, except for any Mortgage Loan payment which is not late by more than 59 days as of the Cut-Off Date, and the Seller has not waived any default, breach, violation or event of acceleration;

     (xvii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (xviii) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

     (xix) The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

     (xx) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments, which are changed on each Adjustment Date and are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Index for each Mortgage Loan is as defined in the related Confirmation. The Mortgage Note does not permit negative amortization. No Mortgage Loan is a Convertible Mortgage Loan;

     (xxi) The origination and collection practices used by the originator of the Mortgage Loan with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry;

     (xxii) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

     (xxiii) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

     (xxiv) The Mortgage Loan was underwritten in accordance with the underwriting standards of the originator of the Mortgage Loan in effect at the time the Mortgage Loan was originated, which underwriting standards satisfy the standards of FNMA and FHLMC; and the Mortgage Note and Mortgage are on forms acceptable to FNMA and FHLMC;

     (xxv) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

     (xxvi) The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of FNMA and FHLMC and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

     (xxvii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

     (xxviii) No Mortgage Loan (1) contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or (b) paid by any source other than the Mortgagor or (2) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

     (xxix) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

     (xxx) No Mortgage Loan was made in connection with (1) the construction or rehabilitation of a Mortgaged Property or (2) facilitating the trade-in or exchange of a Mortgaged Property;

     (xxxi) The Seller has no knowledge of any circumstances or condition existing as of the Closing Date with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment or adversely affect the value of the Mortgage Loan;

     (xxxii) Each Mortgage Loan with an LTV at origination in excess of 80% is and will be subject to a Primary Mortgage Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium;

     (xxxiii) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

     (xxxiv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

     (xxxv) The Assignment of Mortgage is in blank and in recordable form (except for insertion of applicable recording information) and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

     (xxxvi) Any principal advances made to the Mortgagor prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

     (xxxvii) No Mortgage Loan has a balloon payment feature;

     (xxxviii) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of FNMA and FHLMC;

     (xxxix) No Mortgage Loan which is a Cash-out Refinancing was originated in the State of Texas;

     (xl) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, have been delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with Exhibit 5 of the Agreement, except for such documents as have been delivered to the Custodian;

     (xli) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

     (xlii) The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

     C. Representations and Warranties of GCFP, as Seller, with Respect to the Bank of America Originated Loans.
          ------------------------------------------------------------------

     Greenwich Capital Financial Products, Inc., with respect to the Bank of America Originated Loans, hereby makes the representations and warranties set forth in this Schedule IIIC to the Depositor and the Trustee, as of December 18, 2000, or if so specified herein, as of December 1, 2000 (referred to in this Schedule IIIC as the "Cut-Off Date"). Capitalized terms used but not otherwise defined in this Schedule IIIC shall have the meanings ascribed thereto in the Mortgage Loan Sale and Servicing Agreement, dated September 28, 2000 (the "Agreement"), between Bank of America, N.A., as seller and servicer, and Greenwich Capital Financial Products, Inc., as purchaser.

     Each reference to a "Mortgage Loan" in this Schedule IIIC shall mean a "Bank of America Originated Loan" (as defined in the Pooling and Servicing Agreement, dated as of December 1, 2000, among GCFP, Greenwich Capital Acceptance, Inc. ("GCA") and Bankers Trust Company of California, N.A. (the "Pooling and Servicing Agreement")), and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to a Bank of America Originated Loan. Each reference to the "Seller" in this Schedule IIIC shall mean GCFP, in its capacity as seller of the Bank of America Originated Loans. Each reference to the "Purchaser" in this Schedule IIIC shall mean GCA, in its capacity as purchaser of the Bank of America Originated Loans. Each reference to the "Mortgage Loan Schedule" in this Schedule IIIC shall mean the mortgage loan schedule forming Schedule I to the Pooling and Servicing Agreement, to the extent that it relates to the Bank of America Originated Loans.

     (i) The information set forth in the Mortgage Loan Schedule is true, correct and complete in all material respects.

     (ii) There are no defaults by the Seller, the Servicer or any prior originator in complying with the terms of the Mortgage, and all taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable.

     (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded in the applicable public recording office required by law or if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the policy, and which assumption agreement is a part of the Mortgage File and is reflected on the Mortgage Loan Schedule.

     (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated.

     (v) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer generally acceptable to Fannie Mae and to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides as well as all additional requirements set forth herein, pursuant to an insurance policy conforming to the requirements of Customary Servicing Procedures and providing coverage in an amount equal to the lesser of (1) the full insurable value of the Mortgaged Property or (2) the outstanding principal balance owing on the Mortgage Loan. All such insurance policies are in full force and effect and contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

     (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with.

     (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received on or after the Cut-Off Date and prior to the "Closing Date" (as defined in the Pooling and Servicing Agreement)), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, and the Seller has not waived any default.

     (viii) The Mortgage is a valid, existing, perfected and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, free and clear of all adverse claims, liens and encumbrances having priority over the lien of the Mortgage, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and either (A) specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan or (B) which do not adversely affect the Appraised Value of the Mortgaged Property and (3) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has the full right to sell and assign the same to the Purchaser.

     (ix) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms except as enforceability may be limited by (1) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (2) general principles of equity, whether enforcement is sought in a proceeding in equity or at law and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser.

     (x) All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. Either the Mortgagor is a natural person or the related co-borrower or guarantor is a natural person.

     (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

     (xii) The Seller and all other parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

     (xiii) The Mortgage Loan is covered by an ALTA or CLTA lender's title insurance policy, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(1), (2) and (3) above) the Seller or the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate or Monthly Payment. With respect to each Mortgage Loan, such title insurance policy also includes an adjustable-rate endorsement substantially in the form of ALTA Form 6.0 or
6.1. With respect to each Mortgage Loan, such title insurance policy affirmatively insures access to the Mortgaged Property and against encroachments upon the Mortgaged Property. The Seller or the originator of the Mortgage Loan, and its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser and its assigns without any further act. No claims have been made under such lender's title insurance policy, and the Seller has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

     (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 59 days as of the Cut-Off Date, and the Seller has not waived any default, breach, violation or event permitting acceleration.

     (xv) There are no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

     (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

     (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

     (xviii) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loans are Six-Month CD Mortgage Loans, Twelve-Month Treasury Average Mortgage Loans, Six-Month Treasury Average Mortgage Loans and One-Year CMT Mortgage Loans, as indicated on the Mortgage Loan Schedule, having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. As to each Mortgage Loan, on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the applicable Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125%; provided, however, that the Mortgage Interest Rate will not increase or decrease by more than the Initial Rate Cap on the first Adjustment Date or the Periodic Rate Cap on any subsequent Adjustment Date, and will in no event exceed the Lifetime Rate Cap. Each Mortgage Note requires a monthly payment which is (1) sufficient during the period prior to the first adjustment to the Mortgage Interest Rate to amortize the original principal balance fully over the original term thereof and to pay interest at the related Mortgage Interest Rate and (2) recalculated on each Payment Adjustment Date to amortize the outstanding principal balance fully as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization. Interest on the Mortgage Note is calculated on the basis of a 360-day year consisting of twelve 30-day months. Unless otherwise indicated on the Mortgage Loan Schedule, no Mortgage Loan is a Convertible Mortgage Loan.

     (xix) There is no proceeding pending or, to the Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

     (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. As of the date of origination of the Mortgage Loan and, to the best of the Seller's knowledge, as of the Closing Date, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

     (xxi) The Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac.

     (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (lxxviii) above.

     (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to Fannie Mae or Freddie Mac and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

     (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

     (xxv) The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation, balloon payment or other contingent interest feature, nor does it contain any "buydown" provision which is currently in effect.

     (xxvi) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

     (xxvii) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan and has acknowledged receipt of such materials to the extent required by applicable law, and such documents will remain in the Mortgage File.

     (xxviii) No Mortgage Loan has an LTV at origination in excess of 95%. Each Mortgage Loan with an LTV at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to Fannie Mae or Freddie Mac at the time of origination, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property as required by Fannie Mae. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until the LTV of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium. No Mortgage Loan requires payment of such premiums, in whole or in part, by the Purchaser.

     (xxix) The Mortgaged Property is lawfully occupied under applicable law, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

     (xxx) The Assignment of Mortgage is in recordable form (except with respect to any mortgage that has been recorded in the name of MFRS or its designee) and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

     (xxxi) As of the Cut-Off Date, the Mortgage Loan is not delinquent in payment by more than 59 days; as of the Cut-Off Date, no more than approximately 0.62% (by principal balance) of the Mortgage Loans are delinquent in payment 30 to 59 days; and the Mortgage Loan has not been dishonored, there are no material defaults under the terms of the Mortgage Loan;

     (xxxii) The Seller has not advanced funds, or induced, solicited or knowingly received any advance from any party other than the Mortgagor, directly or indirectly, for the payment of any amount due under the Mortgage Loan.

     (xxxiii) Prior to the sale of the Mortgage Loan by the Seller to the Purchaser, the Seller was the sole owner and holder of the Mortgage Loans and the indebtedness evidenced by the Mortgage Note. The Mortgage Loans, including the Mortgage Note and the Mortgage, were not assigned or pledged by the Seller and the Seller had good and marketable title thereto, and the Seller had full right to transfer and sell the Mortgage Loans to the Purchaser free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans. Following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to monitor, possess and control the Mortgage Loan except in connection with the servicing of the Mortgage Loan by the Servicer as set forth in this Agreement. Neither the Seller nor the Servicer will have any right to modify or alter the terms of the sale of the Mortgage Loan and neither the Seller nor the Servicer will have any obligation or right to repurchase the Mortgage Loan, except as provided in this Agreement or as otherwise agreed to by the Seller, the Servicer and the Purchaser.

     (xxxiv) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

     (xxxv) The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

     (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development generally conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home, manufactured dwelling or cooperative.

     (xxxvii) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements for sale to Fannie Mae or Freddie Mac, as the case may be, or is located in a condominium or planned unit development project which has received Fannie Mae or Freddie Mac project approval or as to which Fannie Mae's and Freddie Mac's eligibility requirements have been waived.

     (xxxviii) The Seller used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien, residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.

     (xxxix) Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code.

     (xl) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

     (xli) No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of the Seller, the Servicer or any originator or servicer or the Mortgagor or on the part of any other party involved in the origination of the Mortgage Loan.

     (xlii) The origination practices used by the originator of the Mortgage Loan with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage origination industry.

     (xliii) The Mortgagor is not in bankruptcy and is not insolvent and the Seller does not have any knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or materially adversely affect the value or the marketability of the Mortgage Loan.

     (xliv) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

     (xlv) No Mortgage Loan was made in connection with (1) the construction or rehabilitation of a Mortgaged Property or (2) facilitating the trade-in or exchange of a Mortgaged Property.

     (xlvi) There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller is aware in which compliance with any environmental law, rule or regulation is an issue and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.

     (xlvii) No action, inaction, or event has occurred and no state of affairs exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, Primary Mortgage Insurance Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or the Servicer or any designee of the Seller or the Servicer or any corporation in which the Seller, the Servicer or any officer, director, or employee of the Seller or the Servicer had a financial interest at the time of placement of such insurance.

     (xlviii) With respect to any ground lease to which a Mortgaged Property may be subject: (A) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (B) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise;
(C) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable; (D) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate; (E) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (F) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (G) the lessor under such ground lease has satisfied any repair or construction obligations due pursuant to the terms of such ground lease; (H) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; and (I) the term of such lease does not terminate earlier than the maturity date of the Mortgage Note.